UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: AUGUST 4, 2004
                        (DATE OF EARLIEST EVENT REPORTED)


                          21ST CENTURY HOLDING COMPANY
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                FLORIDA                           0-2500111                          65-0248866
---------------------------------------------------------------------------------------------------------------
    (STATE OR OTHER JURISDICTION OF        (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
             INCORPORATION)
                  3661 WEST OAKLAND PARK BLVD., SUITE 300
                           LAUDERDALE LAKES, FL                                        33311
---------------------------------------------------------------------------------------------------------
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 581-9993
                                                           --------------


          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    Exhibits.
99.1   21st Century Holding Company Press Release, dated August 4, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 4, 2004, 21st Century Holding Company issued a press release to report its results for its second fiscal quarter ended June 30, 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and incorporated herein reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is hereby intended to be furnished pursuant to Item 12. "Results of Operations and Financial Condition." As provided in General Instruction B.6 of SEC Form 8-K, such information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    21ST CENTURY HOLDING COMPANY


Date: August 5, 2004                By:   /s/   RICHARD A. WIDDICOMBE
                                        -----------------------------
                                    Name:  Richard A. Widdicombe
                                    Title: Chief Executive Officer
                                    (Principle Executive Officer)

Date: August 5, 2004                By:   /s/   JAMES GORDON JENNINGS, III
                                        ----------------------------------
                                    Name:  James Gordon Jennings, III
                                    Title: Chief Financial Officer
                                    (Principle Accounting and Financial Officer)

                                 EXHIBIT INDEX

 EXHIBIT NO.   EXHIBIT TITLE
 -----------   -------------
    99.1       21st Century Holding Company Press Release, dated August 4, 2004.